UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 29, 2011 (August 25, 2011)

Date of Report (Date of earliest event reported):

Delta Tucker Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-173746	27-2525959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3190 Fairview Park Drive, Suite 700, Falls Church, VA	22042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (571)722-0210

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Departure of Officer and Director

On August 25, 2011, DynCorp International Inc. (“DynCorp International”), a wholly owned subsidiary of Delta Tucker Holdings, Inc. (the “Company”) accepted the resignation of Mr. William Ballhaus from the Company’s Board of Directors. Mr. Ballhaus, who joined DynCorp International in May 2008, was currently serving as the Vice Chairman of the Company’s Board of Directors. Prior to this role, Mr. Ballhaus served as DynCorp International’s President and Chief Executive Officer until August 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Delta Tucker Holdings, Inc.

Date: August 29, 2011	/s/ William T. Kansky
William T. Kansky
Senior Vice President and Chief Financial Officer